SWISS RE FINANCIAL PRODUCTS CORPORATION
55 East 52nd Street
New York, New York 10055
Fax: (917) 322-7201/Phone: (212) 407-7322

DATE:	June 29, 2007

TO:	Supplemental Interest Trust,
Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-12N
c/o U.S. Bank, National Association
One Federal Street, 3rd Floor
Boston, MA 02110
("Party B")

FROM:	Swiss Re Financial Products Corporation (“Party A”)

RE:	Swap Transaction

Dear Sir or Madam:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the “Transaction”).

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a “Confirmation” as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of June 29, 2007, as amended and supplemented from time to time (the “Agreement”) between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1.	The Swap Transaction to which this Confirmation relates is a Rate Swap Transaction, the terms of which are as follow:

General Terms

Trade Date:	June 27, 2007

Effective Date:	July 25, 2007

Termination Date:	June 25, 2011, subject to adjustment in accordance with the Following Business Day Convention

Notional Amount:	See Amortization Schedule, Schedule A

Fixed Amounts:

Fixed Rate Payer:	Party B

Fixed Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on August 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Fixed Rate Payer Period End Date.

Fixed Rate:	See Amortization Schedule, Schedule A

Fixed Rate Day Count Fraction:	Actual/360

Floating Amounts:

Floating Rate Payer:	Party A

Floating Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on August 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	One month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

Business Day:
Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in (1) the city in which the Corporate Trust Office of Party B is located or (2) the States of New York, Colorado or Illinois are closed.

Floating Rate Payer Upfront Payment:
USD 1,388,000; Party A shall pay Lehman Brothers Holdings Inc (for the benefit of Party B) the Floating Rate Payer Upfront Payment on or prior to June 29, 2007. This Floating Rate Payer Upfront Payment and the payment due on the same date under confirmation Ref No.1618505 (each between Party A and Party B) is reflected in the net amount of USD 1,258,000 payable to Lehman Brothers Holdings Inc. (for the benefit of Party B) on the same date as reflected herein.

2.	Procedural Terms:

	Calculation Agent:	Party A

	Offices:	The Office of Party A for the Swap Transaction is New York

Account Details:

	Payments to Party A:	JPMorgan Chase Bank SWIFT: CHASUS33 Account of: Swiss Re Financial Products Account No.: 066-911184 ABA# 021000021

	Payments to Party B:	U.S. Bank Corporate Trust Services ABA# 091-000-022 DDA# 173-103-321-118 Ref: LXS 2007-12N, Group 2 Attn: J. Byrnes

	Payments to Lehman Brothers Holdings Inc:	Citibank ABA: 021000089 Acct: 4061-5624 Acct Name: Lehman Brothers Inc. Ref: LXS 2007-12N, Group 2 Attn: Frank Affronti

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning it to us by facsimile to:

Swiss Re Financial Products Corporation
Attention: Derivatives Documentation
Fax: (917) 322-7201 Phone: (212) 407-7322

SWISS RE FINANCIAL PRODUCTS CORPORATION

By: ________________________________________
Authorized Signatory

Accepted and confirmed as of the Trade Date written above:

SUPPLEMENTAL INTEREST TRUST,
Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-12N
By: U.S. Bank, National Association, not in its individual capacity, but solely as Trustee

By:________________________________
Name:
Title:

SCHEDULE A to the Confirmation dated as of June 29, 2007,
Re: Reference Number 1618405
Amortization Schedule, subject to adjustment in accordance with the Following Business Day Convention
From and including	To but excluding	Notional Amount (USD)	Fixed Rate
7/25/2007	8/25/2007	344,421,881.00	5.43%
8/25/2007	9/25/2007	335,216,109.00	5.45%
9/25/2007	10/25/2007	326,259,374.00	5.43%
10/25/2007	11/25/2007	317,544,861.00	5.42%
11/25/2007	12/25/2007	309,065,947.00	5.41%
12/25/2007	1/25/2008	300,816,189.00	5.42%
1/25/2008	2/25/2008	292,789,323.00	5.41%
2/25/2008	3/25/2008	284,979,259.00	5.40%
3/25/2008	4/25/2008	277,380,074.00	5.39%
4/25/2008	5/25/2008	269,986,008.00	5.38%
5/25/2008	6/25/2008	262,791,462.00	5.37%
6/25/2008	7/25/2008	255,790,989.00	5.36%
7/25/2008	8/25/2008	247,446,421.00	5.36%
8/25/2008	9/25/2008	239,376,280.00	5.36%
9/25/2008	10/25/2008	231,571,471.00	5.37%
10/25/2008	11/25/2008	224,023,204.00	5.38%
11/25/2008	12/25/2008	216,722,981.00	5.39%
12/25/2008	1/25/2009	209,662,586.00	5.40%
1/25/2009	2/25/2009	202,834,079.00	5.41%
2/25/2009	3/25/2009	196,229,785.00	5.42%
3/25/2009	4/25/2009	189,842,285.00	5.43%
4/25/2009	5/25/2009	183,664,405.00	5.44%
5/25/2009	6/25/2009	177,689,212.00	5.45%
6/25/2009	7/25/2009	171,910,005.00	5.47%
7/25/2009	8/25/2009	166,320,305.00	5.48%
8/25/2009	9/25/2009	160,913,847.00	5.49%
9/25/2009	10/25/2009	155,684,578.00	5.51%
10/25/2009	11/25/2009	150,626,644.00	5.52%
11/25/2009	12/25/2009	145,734,388.00	5.53%
12/25/2009	1/25/2010	141,002,338.00	5.54%
1/25/2010	2/25/2010	136,425,208.00	5.55%
2/25/2010	3/25/2010	131,997,885.00	5.57%
3/25/2010	4/25/2010	127,715,426.00	5.58%
4/25/2010	5/25/2010	123,573,054.00	5.59%
5/25/2010	6/25/2010	119,566,150.00	5.60%
6/25/2010	7/25/2010	115,690,248.00	5.61%
7/25/2010	8/25/2010	111,941,030.00	5.63%
8/25/2010	9/25/2010	108,313,584.00	5.64%
9/25/2010	10/25/2010	104,804,662.00	5.66%
10/25/2010	11/25/2010	101,409,519.00	5.67%
11/25/2010	12/25/2010	98,124,380.00	5.68%
12/25/2010	1/25/2011	94,946,546.00	5.69%
1/25/2011	2/25/2011	91,869,742.00	5.70%
2/25/2011	3/25/2011	88,893,472.00	5.71%
3/25/2011	4/25/2011	86,012,234.00	5.71%
4/25/2011	5/25/2011	83,223,188.00	5.72%
5/25/2011	6/25/2011	80,523,220.00	5.72%

SWISS RE FINANCIAL PRODUCTS CORPORATION
55 East 52nd Street
New York, New York 10055
Fax: (917) 322-7201/Phone: (212) 407-7322

DATE:	June 29, 2007

TO:	Supplemental Interest Trust,
Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-12N
c/o U.S. Bank, National Association
One Federal Street, 3rd Floor
Boston, MA 02110
("Party B")

FROM:	Swiss Re Financial Products Corporation (“Party A”)

RE:	Swap Transaction

Dear Sir or Madam:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the “Transaction”).

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a “Confirmation” as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of June 29, 2007, as amended and supplemented from time to time (the “Agreement”) between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2.	The Swap Transaction to which this Confirmation relates is a Rate Swap Transaction, the terms of which are as follow:

General Terms

Trade Date:	June 27, 2007

Effective Date:	July 25, 2007

Termination Date:	October 25, 2011, subject to adjustment in accordance with the Following Business Day Convention

Notional Amount:	See Amortization Schedule, Schedule A

Fixed Amounts:

Fixed Rate Payer:	Party B

Fixed Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on August 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Fixed Rate Payer Period End Date.

Fixed Rate:	See Amortization Schedule, Schedule A

Fixed Rate Day Count Fraction:	Actual/360

Floating Amounts:

Floating Rate Payer:	Party A

Floating Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on August 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	One month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

Business Day:
Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in (1) the city in which the Corporate Trust Office of Party B is located or (2) the States of New York, Colorado or Illinois are closed.

Floating Rate Payer Upfront Payment:
USD 730,000; Party A shall pay Lehman Brothers Holdings Inc (for the benefit of Party B) the Floating Rate Payer Upfront Payment on or prior to June 29, 2007. This Floating Rate Payer Upfront Payment and the payment due on the same date under confirmation Ref No.1618506 (each between Party A and Party B) is reflected in the net amount of USD 617,000 payable to Lehman Brothers Holdings Inc. (for the benefit of Party B) on the same date as reflected herein.

2.	Procedural Terms:

	Calculation Agent:	Party A

	Offices:	The Office of Party A for the Swap Transaction is New York

Account Details:

	Payments to Party A:	JPMorgan Chase Bank SWIFT: CHASUS33 Account of: Swiss Re Financial Products Account No.: 066-911184 ABA# 021000021

	Payments to Party B:	U.S. Bank Corporate Trust Services ABA# 091-000-022 DDA# 173-103-321-118 Ref: LXS 2007-12N, Group 3 Attn: J. Byrnes

	Payments to Lehman Brothers Holdings Inc:	Citibank ABA: 021000089 Acct: 4061-5624 Acct Name: Lehman Brothers Inc. Ref: LXS 2007-12N, Group 3 Attn: Frank Affronti

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning it to us by facsimile to:

Swiss Re Financial Products Corporation
Attention: Derivatives Documentation
Fax: (917) 322-7201 Phone: (212) 407-7322

SWISS RE FINANCIAL PRODUCTS CORPORATION

By: ________________________________________
Authorized Signatory

Accepted and confirmed as of the Trade Date written above:

SUPPLEMENTAL INTEREST TRUST,
Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-12N
By: U.S. Bank, National Association, not in its individual capacity, but solely as Trustee

By:________________________________
Name:
Title:

SCHEDULE A to the Confirmation dated as of June 29, 2007,
Re: Reference Number 1618458
Amortization Schedule, subject to adjustment in accordance with the Following Business Day Convention
From and including	To but excluding	Notional Amount (USD)	Fixed Rate
7/25/2007	8/25/2007	199,827,326.00	5.43%
8/25/2007	9/25/2007	194,463,511.00	5.45%
9/25/2007	10/25/2007	189,245,261.00	5.43%
10/25/2007	11/25/2007	184,168,584.00	5.42%
11/25/2007	12/25/2007	179,229,599.00	5.42%
12/25/2007	1/25/2008	174,424,533.00	5.43%
1/25/2008	2/25/2008	169,749,717.00	5.42%
2/25/2008	3/25/2008	165,201,584.00	5.41%
3/25/2008	4/25/2008	160,776,664.00	5.40%
4/25/2008	5/25/2008	156,471,586.00	5.39%
5/25/2008	6/25/2008	152,283,068.00	5.37%
6/25/2008	7/25/2008	148,207,923.00	5.36%
7/25/2008	8/25/2008	144,243,049.00	5.36%
8/25/2008	9/25/2008	140,385,430.00	5.36%
9/25/2008	10/25/2008	136,632,136.00	5.36%
10/25/2008	11/25/2008	132,980,313.00	5.36%
11/25/2008	12/25/2008	129,427,191.00	5.36%
12/25/2008	1/25/2009	125,970,074.00	5.38%
1/25/2009	2/25/2009	122,606,338.00	5.38%
2/25/2009	3/25/2009	119,333,436.00	5.39%
3/25/2009	4/25/2009	116,148,888.00	5.39%
4/25/2009	5/25/2009	113,050,284.00	5.40%
5/25/2009	6/25/2009	110,035,279.00	5.41%
6/25/2009	7/25/2009	107,101,594.00	5.43%
7/25/2009	8/25/2009	104,247,011.00	5.44%
8/25/2009	9/25/2009	101,469,375.00	5.46%
9/25/2009	10/25/2009	98,766,590.00	5.48%
10/25/2009	11/25/2009	96,136,615.00	5.49%
11/25/2009	12/25/2009	93,577,470.00	5.50%
12/25/2009	1/25/2010	91,087,225.00	5.51%
1/25/2010	2/25/2010	88,664,006.00	5.52%
2/25/2010	3/25/2010	86,304,122.00	5.53%
3/25/2010	4/25/2010	84,006,389.00	5.53%
4/25/2010	5/25/2010	81,768,850.00	5.54%
5/25/2010	6/25/2010	45,157,115.00	5.55%
6/25/2010	7/25/2010	43,957,362.00	5.56%
7/25/2010	8/25/2010	42,789,842.00	5.57%
8/25/2010	9/25/2010	41,653,679.00	5.58%
9/25/2010	10/25/2010	40,548,023.00	5.59%
10/25/2010	11/25/2010	39,472,045.00	5.60%
11/25/2010	12/25/2010	38,424,939.00	5.61%
12/25/2010	1/25/2011	37,405,924.00	5.62%
1/25/2011	2/25/2011	36,414,237.00	5.63%
2/25/2011	3/25/2011	35,449,137.00	5.63%
3/25/2011	4/25/2011	34,509,904.00	5.64%
4/25/2011	5/25/2011	33,595,837.00	5.65%
5/25/2011	6/25/2011	32,706,254.00	5.66%
6/25/2011	7/25/2011	31,838,810.00	5.67%
7/25/2011	8/25/2011	30,994,631.00	5.68%
8/25/2011	9/25/2011	30,171,175.00	5.69%
9/25/2011	10/25/2011	29,288,712.00	5.70%